UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 8, 2005

                                 B&D FOOD, CORP.
             (Exact name of registrant as specified in its charter)



       Delaware                       000-21247                 51-0373976
(State or Other Jurisdiction       (Commission File          (I.R.S. Employer
       of Incorporation)                Number)           Identification Number)

          Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar,
                     Sao Paulo, S.P. - Brazil CEP: 01309-901
               (Address of principal executive offices) (zip code)

                                 972 544 816 339
              (Registrant's telephone number, including area code)

                                   Copies to:
                             Gregory Sichenzia, Esq.
                              Yoel Goldfeder, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

    REII Incorporated - Rua Cotoxo 611-cj63 Sao Paulo-SP- Brazil- 05021-000
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:

This Form 8-K/A is being filed as an amendment to the Form 8-K that was filed by B&D Food Corp. (the "Company"), related to events that occurred on July 8, 2005. The only portion of such Form 8-K being amended is to modify the Security Ownership of Certain Beneficial Owners and Management information required to be filed thereunder.

Item 1.01  Entry into a Material Definitive Agreement.
Item 2.01  Completion of Acquisition or Disposition of Assets.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information, as of July 8, 2005 with respect to the beneficial ownership of the outstanding common stock by (i) any holder of more than five (5%) percent; (ii) each of the Company's executive officers and directors; and (iii) the Company's directors and executive officers as a group. Except as otherwise indicated, each of the stockholders listed below has sole voting and investment power over the shares beneficially owned.

                                      Common Stock          Percentage of
Name of Beneficial Owner (1)     Beneficially Owned (2)   Common Stock (2)
------------------------------- ------------------------ --------------------
Daniel Ollech (3)                                   0              0%
Valquiria Cunha                                20,000            .02%
Livorno Investments Ltd. (4)               50,954,538           51.0%
Rolfe Investments LTD (5)                   7,200,000            7.2%
Amir Rachmani                               9,000,000            9.0%
Emerdale Enterprises Ltd (6)                8,000,000            8.0%
Maria Mayier (7)                           15,200,000           15.2%
------------------------------- ------------------------ --------------------
All  officers and directors                    20,000            .02%
as a group (2 persons)

(1) Except as otherwise indicated, the address of each beneficial owner is c/o B&D Food Corp. Rua Luis Coelho 223, 8th Floor, Conjunto 81, Cerqueira Cesar, Sao Paulo, S.P. - Brazil CEP: 01309-901.

(2) Applicable percentage ownership is based on 100,000,000 shares of common stock outstanding as of July 8, 2005, together with securities exercisable or convertible into shares of common stock within 60 days of July 8, 2005for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock that are currently exercisable or exercisable within 60 days of July 8, 2005are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3) Daniel Ollech, the Company's Chief Executive Officer, President, Secretary, Treasurer and a Director is in addition a director and owner of 33%, of Livorno Investments Ltd.

(4) Livorno Investments Ltd. is owned equally by three individuals, Daniel Ollech, Maurizio Levi and Jacques Ollech, who each act as a director, so no one individual has control over the common stock owned by Livorno Investments Ltd.

(5) Rolfe Investments LTD is beneficially owned by Ariel Malik. Maria Mayier is the sole director and control person.

(6) Emerdale Enterprises Ltd is a corporation owned by a foundation created for the benefit of Daniel Malik. Maria Mayier is the sole director and control person.

(7) Maria Mayier is the sole director and control person of 8,000,000 shares owned by Emerdale Enterprises Ltd and 7,200,000 shares owned by Rolfe Investments LTD.

      o No Director, executive officer, affiliate or any owner of record or beneficial owner of more than 5% of any class of voting securities of the Company is a party adverse to the Company or has a material interest adverse to the Company.

Item 9.01 Financial Statements and Exhibits.

(a)   Financial statements of business acquired.

      To be filed by amendment no later than 71 calendar days after July 8, 2005.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit Number                     Description
--------------    --------------------------------------------------------------

10.1 Share Purchase Agreement by and among B&D Food Corp., BDFC Brasil Alimentos Ltda. and the shareholders of BDFC Brasil Alimentos Ltda (incorporated by reference to the exhibit to the Form 8-K filed on July 11, 2005).

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         B&D Food Corp


Dated: July 22, 2005                     By: /s/ Daniel Ollech
                                             --------------------------
                                             Name:    Daniel Ollech
                                             Title:   Chief Executive Officer